UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2019

FOLKUP DEVELOPMENT INC.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-216921 ------------------------------- (Commission File Number)	32-0499929 ------------------------------------- (IRS Employer Identification No.)

Folkup Development Inc.

Mileve Maric Ajnstajn 72,

Novi Beograd, Republic of Serbia 11070

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(Address of principal executive offices)

(315) 359-5955

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 19, 2019 (the “Resignation Date”) “BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS” resigned as the independent registered public accounting firm for FOLKUP DEVELOPMENT INC., (the “Company”). On April 7, 2019, the Company engaged FRUCI & ASSOCIATES II, PLLC, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS to FRUCI & ASSOCIATES II, PLLC was approved unanimously by our board of directors.

The reports of BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS on the Company’s financial statements for the one most recent fiscal year did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the one most recent fiscal year and through the Resignation Date, there were (i) no disagreements between the Company and BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS, would have caused BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS to make reference thereto in their reports on the consolidated financial statements for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS with a copy of this Form 8-K and requested that BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BHARAT PARIKH & ASSOCIATES CHARTERED ACCOUNTANTS agrees with the above statements.

During the Company’s one most recent fiscal year and in the subsequent interim period through the Resignation Date, the Company has not consulted with FRUCI & ASSOCIATES II, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that FRUCI & ASSOCIATES II, PLLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOLKUP DEVELOPMENT INC.

By: /s/ Milena Topolac Tomovic

Name: Milena Topolac Tomovic

Title: President, Chief Executive and Financial Officer

Date: October 9, 2019